Company Contact: Steve Krakonchuk, CEO
                                                           (888) 222-9392 or
                                                              (604) 214-9392

                                              									Gene Marbach
                                              									Investor Relations
                                              									Makovsky & Co.
                                             	 								(212) 508-9645
                                              									gmarbach@makovsky.com


       VERSATECH USA ANNOUNCES LETTER OF INTENT AND AGREEMENTS WITH
       ............................................................

                           LDR INTERNATIONAL, INC.
                           .......................

Proposed acquisition to re-establish Versatech's sales and marketing operations
................................................................................

      Bellevue, WA, July 28, 2004 - Versatech USA, Inc. (OTCBB: VITC), announced today that it had entered into a Letter of Intent, Confidential Information and

Exclusive Rights Agreement with LDR International, Inc. (LDRI), a printing equipment and graphic arts products distribution company located in Portland,

Oregon.  Under the terms of the agreements, Versatech USA intends to purchase

100% of the assets and business of LDRI in a proposed cash and stock purchase transaction, within its exclusive rights period extending to September 30, 2004.

The closing of this transaction is subject to certain terms and conditions.



	LDR International, Inc., established in 1978, imports and domestically markets printing and bindery equipment, including: paper cutters manufactured by Itoh; jogger paper sheet separators manufactured by Kudo; folders and paper feeders manufactured by Shoei; and multicolor offset printers manufactured by

Shinohara.  Through its Fusion Systems International Division, the company integrates and distributes computerized printing software, DigiPage<TM> and

ColorRay<TM> (software used by companies such as Ringer AG, Tucker Printers,

and the Color Wheel), that is based on Harlequin Software Technology licensed by Global Graphics Software


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Limited, designed for the Macintosh, Lunux, and Unix computer operating system platforms.  The Company is also a licensed distributor for Epson, Hewlet

Packard, Apple, and Sun where it principally markets printers, scanners,

computers, and supplies to the graphics arts industry segment.   Ralph W.

Johnson heads LDRI and is a veteran of over 40 years as a supplier of products and equipment, including computerized printing installations, to the graphic arts and printing industries.



	Steve Krakonchuk, Versatech USA's Chairman, stated, "The association of

Mr. Johnson with the planned acquisition of LDRI business is a perfect match for Versatech, as it re-establishes its sales and marketing business operations.  Mr. Johnson is a tested veteran whose addition on the management team will be a positive factor in the development of our business growth opportunities.  LDRI has a good operating industry niche and the company possesses an extensive sales and marketing management information systems

infrastructure.   Versatech is not only provided the opportunity to expand

its business by adding complementary product lines, but also is afforded the ability to expand its business operations geographically, while maintaining stringent operational control."



	This release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 of the Securities Exchange Act of 1934 and are subject to the safe harbor provisions of those sections and the Private Securities

Litigation Reform Act of 1995.  Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk uncertainties, including those described in our filings with the SEC, and that the actual results or developments may differ materially from those in the forward-looking statements as a result of various factors.  We have based these forward-looking statements on information currently available and disclaim any intention or obligation to update or revise any forward-looking statement.



Versatech USA, Inc. is headquartered in Bellevue, Washington.  For more information about Versatech USA, Inc., please visit the Company's web site at www.vusainc.com.